Exhibit 99.1

January 6, 2026

Fifth Third Shareholders and Comerica Stockholders Vote to Approve Combination

CINCINNATI and DALLAS – Today, shareholders of Fifth Third Bancorp (Nasdaq: FITB) and stockholders of Comerica Incorporated (NYSE: CMA) voted separately to approve the proposed merger of the two companies. The transaction is expected to close in the first quarter of 2026, subject to satisfaction of the remaining customary closing conditions.

“Today’s favorable shareholder vote with 99.7% of votes cast in favor of our combination with Comerica marks an important milestone in our journey,” said Tim Spence, Chairman, CEO and President of Fifth Third. “By combining Fifth Third’s award-winning retail and digital capabilities with Comerica’s middle market banking franchise, we’ll create a more dynamic, resilient institution with the scale and capabilities to deliver exceptional value for our customers, communities, and shareholders. Together we’ll form the ninth largest US bank with $290 billion in assets and a footprint spanning 17 of the 20 fastest-growing large markets in the U.S.”

“We are pleased our stockholders have overwhelmingly approved this important step forward,” said Curt Farmer, Chairman, President and CEO of Comerica. “We believe that this merger of two long-standing institutions will create new opportunities to drive innovation, foster deeper relationships, and deliver stronger support for the customers and communities we proudly serve. Together, we are well positioned to grow, invest and compete more effectively for the long term.” Comerica stockholders supported the merger with 97.0% of votes cast in favor.

About Fifth Third

Fifth Third is a bank that’s as long on innovation as it is on history. Since 1858, we’ve been helping individuals, families, businesses and communities grow through smart financial services that improve lives. Our list of firsts is extensive, and it’s one that continues to expand as we explore the intersection of tech-driven innovation, dedicated people and focused community impact. Fifth Third is one of the few U.S.-based banks to have been named among Ethisphere’s World’s Most Ethical Companies® for several years. With a commitment to taking care of our customers, employees, communities and shareholders, our goal is not only to be the nation’s highest performing regional bank, but to be the bank people most value and trust.

Fifth Third Bank, National Association is a federally chartered institution. Fifth Third Bancorp is the indirect parent company of Fifth Third Bank and its common stock is traded on the NASDAQ® Global Select Market under the symbol “FITB.” Investor information and press releases can be viewed at www.53.com. Deposit and credit products provided by Fifth Third Bank, National Association. Member FDIC.

About Comerica

Comerica Incorporated is a financial services company headquartered in Dallas, Texas, and strategically aligned by three business segments: The Commercial Bank, The Retail Bank and Wealth Management. Comerica, one of the 25 largest commercial U.S. financial holding companies, focuses on building relationships and helping people and businesses be successful. Comerica provides banking centers across the country with locations in Arizona, California, Florida, Michigan and Texas. Founded on Aug. 17, 1849, in Detroit, Michigan, Comerica has offices in 15 states and services 13 of the 15 largest U.S. metropolitan areas, as well as Canada and Mexico. Comerica reported total assets of $77.4 billion at Sept. 30, 2025. Learn more about how Comerica is raising expectations of what a bank can be by visiting www.comerica.com.

CONTACT

Fifth Third

Jennifer Hendricks Sullivan (Media Relations)

jennifer.hendricks.sullivan@53.com

Matt Curoe (Investor Relations)

matt.curoe@53.com | 513-534-2345

Comerica

Nicole Hogan (Media Relations)

nihogan@comerica.com | 214-462-6657

Kelly Gage (Investor Relations)

kgage@comerica.com | 469-827-3322

FORWARD-LOOKING STATEMENTS

This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “achieve,” “anticipate,” “assume,” “believe,” “could,” “deliver,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “future,” “goal,” “grow,” “guidance,” “intend,” “may,” “might,” “plan,” “position,” “potential,” “predict,” “project,” “opportunity,” “outlook,” “should,” “strategy,” “target,” “trajectory,” “trend,” “will,” “would,” and other similar words and expressions or the negative of such terms or other comparable terminology. Forward-looking statements include, but are not limited to, statements about our business strategy, goals and objectives, projected financial and operating results, including outlook for future growth, and future common share dividends, common share repurchases and other uses of capital. These statements are not historical facts, but instead represent our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control.

Comerica Incorporated’s (“Comerica”) and Fifth Third Bancorp’s (“Fifth Third”) actual results and financial condition may differ materially from those indicated in these forward-looking statements. Important factors that could cause Comerica’s and Fifth Third’s actual results, financial condition and predictions to differ materially from those indicated in such forward-looking statements include, in addition to those set forth in our and Fifth Third’s filings with the U.S. Securities and Exchange Commission (the “SEC”): (1) the risk that the cost savings and synergies from the merger of Comerica with Fifth Third (the “Transaction”) may not be fully realized or may take longer than anticipated to be realized; (2) the failure of the closing conditions in the merger agreement between Comerica and Fifth Third providing for the Transaction to be satisfied, or any unexpected delay in closing the Transaction or the occurrence of any event, change or other circumstances, including the impact and timing of any government shutdown, that could delay the Transaction or could give rise to the termination of the merger agreement; (3) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Comerica, Fifth Third or the combined company; (4) the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction); (5) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Comerica and Fifth Third operate; (6) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (7) the costs associated with the anticipated length of time of the pendency of the Transaction, including the restrictions contained in the definitive merger agreement on the ability of Comerica or Fifth Third to operate its business outside the ordinary course during the pendency of the Transaction; (8) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed Transaction; (9) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (10) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (11) reputational risk and potential adverse reactions of Comerica or Fifth Third customers, employees, vendors, contractors or other business partners, including those resulting from the announcement or completion of the Transaction; (12) the dilution caused by Fifth Third’s issuance of additional shares of its common stock in connection with the Transaction; (13) a material adverse change in the condition of Comerica or Fifth Third; (14) the extent to which Comerica’s or Fifth Third’s businesses perform consistent with management’s expectations; (15) Comerica’s and Fifth Third’s ability to take advantage of growth opportunities and implement targeted initiatives in the timeframe and on the terms currently expected; (16) the inability to sustain revenue and earnings growth; (17) the execution and efficacy of recent strategic investments; (18) the timing and impact of Comerica’s Direct Express transition; (19) the impact of macroeconomic factors, such as changes in general economic conditions and monetary and fiscal policy, particularly on interest rates; (20) changes in customer behavior; (21) unfavorable developments concerning credit quality; (22) declines in the businesses or industries of Comerica’s or Fifth Third’s customers; (23) the possibility that the combined company is subject to additional regulatory requirements as a result of the proposed Transaction of expansion of the combined company’s business operations following the proposed Transaction; (24) general competitive, political and market conditions and other factors that may affect future results of Comerica and Fifth Third including changes in asset quality and credit risk; (25) security risks, including cybersecurity and data privacy risks, and capital markets; (26) inflation; (27) the impact, extent and timing of technological changes; (28) capital management activities; (29) competitive product and pricing pressures; (30) the outcomes of legal and regulatory proceedings and related financial services industry matters; and (31) compliance with regulatory requirements. Any forward-looking statement made in this communication is based solely on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except to the extent required by law. These and other important factors, including those discussed under “Risk Factors” in Comerica’s Annual Report on Form 10-K for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/
0000028412/000002841225000108/cma-20241231.htm), and in Fifth Third’s Annual Report on Form 10-K for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000035527/000003552725000079/fitb-20241231.htm), as well as Comerica’s and Fifth Third’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Comerica and Fifth Third disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.